                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2003 (August 21, 2003)
                                                 ---------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

MONTANA                             0-14183                    81-0141785
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                        59401
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         (406)791-7500
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On August 22, 2003, Energy West, Incorporated (the "Company") issued a press release announcing that it had completed the sale of the assets of its
Montana and Wyoming wholesale propane business. A copy of the press release dated August 22, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1  Press Release dated August 22, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 25, 2003           ENERGY WEST, INCORPORATED

                                          By:  /s/ Edward J. Bernica
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                                              Edward J. Bernica
                                              President and Chief Executive
                                              Officer